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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 12, 2006

                       ---------------------------------

                              CARVER BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       ---------------------------------

    DELAWARE                        0-21487                     13-3904147
(STATE OR OTHER             (COMMISSION FILE NUMBER)           (IRS EMPLOYER
JURISDICTION OF                                              IDENTIFICATION NO.)
 INCORPORATION)

                  75 WEST 125TH STREET, NEW YORK, NY 10027-4512
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       Registrant's telephone number, including area code: (212) 876-4747

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02(D)      ELECTION OF DIRECTORS.

At a meeting of the Board of Directors of Carver Bancorp, Inc. (the "Company") held on April 12, 2006, the Board elected Dr. Samuel J. Daniel and Mr. Robert R. Tarter as directors. Both directors will to serve as directors of the Company as of April 12, 2006, with terms expiring at the annual meeting of stockholders to be held for the fiscal year ending March 31, 2006. Both directors were also elected to serve as directors of the Company's wholly-owned subsidiary, Carver Federal Savings Bank. Dr. Daniel and Mr. Tarter will be assigned to Board committees of the Company and the Bank at the next meeting of the Board.

A copy of the press release, dated April 13, 2006, announcing the election of Dr. Samuel J. Daniel and Mr. Robert R. Tarter as directors is attached hereto as
Exhibit 99.1.

ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits

         The following Exhibits are filed as part of this report.

         99.1 Press Release, dated April 13, 2006, announcing the election of Dr. Samuel J. Daniel and Mr. Robert R. Tarter as directors.

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                                 CARVER BANCORP, INC.


                                                 By: /s/ Deborah C. Wright
                                                     ------------------------
                                                     Deborah C. Wright
                                                     Chairman, President and
                                                     Chief Executive Officer


Dated:  April 14, 2006

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                                  EXHIBIT INDEX

EXHIBIT NUMBER    DESCRIPTION
--------------    -----------

99.1 Press Release, dated April 13, 2006, announcing the election of Dr. Samuel J. Daniel and Mr. Robert R. Tarter as directors.